Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic January 20, 2026 Q4 Earnings Conference Call

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” "may," "could,""should," "would," "potential," "continue","seek," "target," variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified and for which BOK Financial assumes no responsibility for the accuracy or completeness. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. All statements other than statements of historical fact are forward-looking statements. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs; changes in commodity prices; interest rates and interest rate relationships; inflation; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulations; tax laws; prices, levies and assessments; the impact of technological advances; trends in customer behavior as well as their ability to repay loans; credit quality deterioration; cybersecurity incidents and data breaches; operational failures or interruptions; liquidity risks; capital adequacy requirements; litigation and regulatory enforcement actions; and other risks detailed in BOK Financial Corporation's filings with the Securities and Exchange Commission. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of December 31, 2025 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q4 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income was $177.3 million, or a record high $2.89 per diluted share. Excluding the gain recognized on the sale of a merchant banking investment and the FDIC special assessment benefit, net income would have been $152.1 million, or $2.48 per diluted share, in the fourth quarter of 2025* • Net interest margin expanded 7 basis points to 2.98% and core net interest margin, excluding trading, grew 6 basis points to 3.22%* • Period end loans grew $786 million, or 3.2%, to $25.7 billion with strong growth throughout our Commercial portfolio • Asset quality remains excellent with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $66 million, or 0.26% of outstanding loans and repossessed assets. Net charge-offs were $1.4 million during Q4 • Continued strong capital and liquidity position with TCE at 9.5% and a loan to deposit ratio of 65% 4 $136.2 $119.8 $140.0 $140.9 $177.3 $2.12 $1.86 $2.19 $2.22 $2.89 4Q24 1Q25 2Q25 3Q25 4Q25 ($Million, exc. EPS) Q4 2025 Q3 2025 Q4 2024 Net income $177.3 $140.9 $136.2 Diluted EPS 2.89 2.22 2.12 Net income before taxes $228.5 $176.6 $175.4 Provision for credit losses $0.0 $2.0 $0.0 Pre-provision net revenue* $228.5 $178.6 $175.4 Efficiency ratio* 60.7% 66.7% 65.6% Revenue Composition as of 12/31/2025 62% 8% 12% 6% 6% 3% 3% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 5 ◦ Period end loan balances increased $786 million, led by strong growth in our Texas and Oklahoma markets with broad-based growth in our Commercial portfolio and loans to individuals. Average loan balances grew $416 million ◦ Average deposits grew $1.5 billion in Q4, largely attributed to interest-bearing transaction and demand deposit balances ◦ The loan-to-deposit ratio remained consistent at 65% at December 31 and continues to be well below the pre- pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $3.9 billion to $126.6 billion, driven by higher market valuations and continued new business growth ($Billion) Q4 2025 Quarterly Sequential Quarterly YOY Period End Loans $25.7 3.2% 6.4% Average Loans $25.2 1.7% 5.1% Period End Deposits $39.4 2.4% 3.3% Average Deposits $40.0 3.9% 5.7% Fiduciary Assets $77.0 4.3% 13.3% Assets Under Management or Administration $126.6 3.2% 10.5%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Total commercial loans grew $768 million or 5.3% sequentially, led by our Texas market, which increased $583 million • Combined Services & General Business (Core C&I) balances increased $438 million or 5.5% linked quarter • Energy balances increased $201 million or 7.5% as the elevated payoff activity we've seen in this portfolio over the past few quarters has subsided and utilization rates have increased • Healthcare balances increased $130 million or 3.3% linked quarter, reflecting strong origination activity • Commercial Real Estate loan balances decreased $81 million or 1.4% linked quarter 6 ($Million) Dec. 31, 2025 Sep. 30, 2025 Dec. 31, 2024 Seq. Loan Growth YOY Loan Growth Energy $ 2,882.2 $ 2,681.5 $ 3,254.7 7.5% (11.4)% Services 3,911.9 3,710.6 3,643.2 5.4% 7.4% Healthcare 4,008.2 3,878.5 3,967.5 3.3% 1.0% General Business 4,478.7 4,242.2 4,164.7 5.6% 7.5% Total Commercial $ 15,281.1 $ 14,512.9 $ 15,030.1 5.3% 1.7% Multifamily $ 2,432.3 $ 2,500.3 $ 2,237.1 (2.7)% 8.7% Industrial 1,368.4 1,396.8 1,127.9 (2.0)% 21.3% Office 814.1 811.6 755.8 0.3% 7.7% Retail 573.5 593.8 485.9 (3.4)% 18.0% Residential Construction and Land Development 129.8 122.0 109.1 6.4% 18.9% Other Commercial Real Estate 353.9 328.0 342.6 7.9% 3.3% Total Commercial Real Estate $ 5,672.0 $ 5,752.6 $ 5,058.5 (1.4)% 12.1% Loans to individuals $ 4,698.4 $ 4,599.6 $ 4,026.1 2.1% 16.7% Total Loans $ 25,651.5 $ 24,865.2 $ 24,114.7 3.2% 6.4%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality continues to be excellent with non- performing assets, excluding loans guaranteed by U.S. government agencies, totaling $66 million or 0.26% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 3 bp with net charge-offs of $1.4 million during Q4 • No provision for credit losses was necessary for the quarter as the impact of loan growth was balanced by an improvement in the economic forecast • Combined allowance for credit losses of $327 million or 1.28% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 7 0.01% 0.02% 0.01% 0.06% 0.02% 4Q24 1Q25 2Q25 3Q25 4Q25 0.00% 0.20% 0.40% 0.60% 19.1% 18.0% 12.0% 10.1% 10.3% 11.3% 12.1% 4Q18 4Q19 4Q24 1Q25 2Q25 3Q25 4Q25 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Scott Grauer EVP, Wealth Management Executive 8

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income increased $5.4 million driven by higher trading volumes for U.S. agency residential mortgage-backed securities Investment Banking Fees • Investment banking revenue, which includes investment banking fees and syndication fees, decreased $1.9 million with municipal underwriting activity returning to more normal levels following an exceptional third quarter, partially offset by growth in loan syndication fees 9 ($Million) Q4 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 20.9 $ 5.4 35.1% (36.7)% Mortgage Banking 19.0 (0.8) (3.8)% 4.8% Customer Hedging Fees 6.7 1.0 16.7% (7.6)% Brokerage Fees 5.4 (0.5) (8.1)% 9.4% Syndication Fees 6.5 2.2 52.7% 29.0% Investment Banking Fees 7.8 (4.1) (34.4)% 48.7% Markets & Securities $ 66.3 $ 3.3 5.3% (9.9)% ($Million) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Trading Fees $ 20.9 $ 15.5 $ 14.4 $ 8.1 $ 33.1 Trading NII* 13.2 14.3 16.1 15.2 4.6 Total Trading Revenue $ 34.1 $ 29.8 $ 30.5 $ 23.3 $ 37.7 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions • Fiduciary and asset management revenue was up $4.5 million driven by growth in trust fees, primarily from higher transaction-related fees, improved market valuations, and continued growth in client relationships • Assets under management or administration (“AUMA”) increased $3.9 billion during the quarter driven by increased market valuations and new business growth • Transaction card revenue increased $2.1 million due to an increase in the volume of transactions processed 10 ($Million) Q4 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 66.3 $ 3.3 5.3% (9.9)% Fiduciary & Asset Management 68.3 4.5 7.0% 12.8% Transaction Card 31.6 2.1 7.1% 14.2% Deposit Service Charges & Fees 32.0 0.1 0.4% 6.7% Other Revenue 16.6 0.4 2.5% 10.4% Asset Management & Transactions 148.6 7.1 5.0% 11.4% Total Fees & Commissions $ 214.9 $ 10.4 5.1% 3.8% 2+1 1 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marty Grunst EVP, Chief Financial Officer 11

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $7.6 million linked quarter, driven by the continued upward repricing of fixed-rate securities and loans, loan growth, and complemented by decreasing deposit costs. Core net interest income, excluding trading, increased $8.7 million* Net Interest Margin • 7 basis point NIM increase with core net interest margin, excluding trading,* increasing 6 basis points 12 ($Million) Q4 2025 Q3 2025 Q4 2024 Quarterly sequential Quarterly YOY Net Interest Income $345.3 $337.6 $313.0 2.3% 10.3% Net Interest Margin 2.98% 2.91% 2.75% 7 bps 23 bps Yield on Loans 6.48% 6.70% 7.01% (22) bp (53) bps Tax-equivalent Yield on Earning Assets 5.36% 5.53% 5.59% (17) bps (23) bps Cost of Interest-bearing Deposits 2.91% 3.14% 3.48% (23) bps (57) bps Rate on Interest- bearing Liabilities 3.06% 3.33% 3.69% (27) bps (63) bps Net Interest Income ($Million) $308.4 $301.1 $312.0 $323.3 $332.1 $4.6 $15.2 $16.1 $14.3 $13.2 NII excl. Trading * Trading NII 4Q24 1Q25 2Q25 3Q25 4Q25 $0 $100 $200 $300 $400 2.75% 2.78% 2.80% 2.91% 2.98% 3.09% 3.05% 3.12% 3.16% 3.22% Reported NIM NIM excl. Trading * 4Q24 1Q25 2Q25 3Q25 4Q25 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Personnel expenses were down $3.6 million, primarily driven by seasonally lower employee benefit costs • Higher cash-based incentive compensation costs driven by increased loan origination were largely offset by decreased deferred compensation costs • Non-personnel expense decreased $5.1 million, led by a $9.5 million benefit, primarily related to the FDIC special assessment, partially offset by higher professional fees and data processing costs 13 ($Million) Q4 2025 Q3 2025 Q4 2024 % Incr. Seq. % Incr. YOY Total Personnel Expense $222.7 $226.3 $210.7 (1.6)% 5.7% Memo: Deferred compensation** 2.4 5.8 2.4 (58.3)% (0.5)% Total Personnel Expense (Excluding Deferred Compensation) $220.3 $220.5 $208.3 (0.09)% 5.86% Non-Personnel Expense $138.3 $143.4 $137.0 (3.6)% 1.0% Total Operating Expense $361.1 $369.8 $347.7 (2.4)% 3.9% Efficiency Ratio* 60.7% 66.7% 65.6% * Non-GAAP measure **Other gains and losses, net includes offsetting deferred compensation gains of $3.7 million in Q4 2025, $4.5 million in Q3 2025, and $2.5 million in Q4 2024.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2026 Full Year Outlook 14 *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure. Business Driver 2025 Actuals FY '26 As of 01/20/26* Notes EOP Loans $25.7 billion Upper single-digit growth Continuing our recent broad based loan growth trends in our existing portfolio, and expansion of Mortgage Finance. EOP Inv Securities $15.4 billion Flat Net Interest Income $1.3 billion $1.44 to $1.48 billion Assumes two rate cuts later in the year and modestly steeper curve, consistent with market implied forwards. Fees & Commissions $801 million $800 to $825 million Assumes mid-single digit growth in fees, excluding trading. Steeper curve shifts trading revenue toward NII. Total Revenue $2.18 billion Mid single-digit growth rate Expenses $1.43 billion Low single-digit growth Efficiency Ratio** 65.1% 63% to 64% Migrating lower over the course of the year. Provision Expense $2 million $25 to $45 million Credit outlook is strong. Assumes upper single digit loan growth rate and a gradual migration toward more normal levels of credit performance.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Question & Answer Session 15

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 16

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 17

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 18 100 year history in energy lending and a tested playbook • 71% oil / 29% gas-weighted borrowers • Robust stress testing process with 18 petroleum engineers and analysts on staff

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 76% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 84% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is (0.62)% on NII 19 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 1.99% $28.7 million Down 100 Ramp, year 1 0.86% $12.5 million Up 100 Ramp, year 1 (0.95)% $(13.7) million Up 200 Ramp, year 1 (2.15)% $(31.0) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.0 years, extending to only 3.6 years if rates increase 200 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~18% • Portfolio runoff for Q4 2025 was $645 million 94% 5% 1% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 12/31/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary 20

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary cont. 21

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Notable Items • There was a disposition of a merchant banking investment during the quarter that resulted in a pre-tax gain of $23.5 million • Expense credit of $9.5 million associated with the updated FDIC special assessment and assessment rate 22 ($Million) Q4 2025 Gain on sale of Merchant Banking Investment $23.5 Recovery and reduction in FDIC Expense $9.5 Pre-Tax Impact $33.0 After-tax Impact $25.2 EPS Impact $0.41

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic